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               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549


                            FORM 8-K


                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                 Date of Report:  June 30, 1997


                 MARKETING SERVICES GROUP, INC.
       (Exact name of Registrant as specified in charter)

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
       Nevada               0-16730            88-0085608
  (State or other         (Commission       (I.R.S. Employer
   jurisdiction of          File No.)      Identification No.)
   incorporation)



                 400 Corporate Pointe, Suite 780
               Culver City, California 90230-7615
            (Address of Principal Executive Offices)



Registrant's telephone number, including area code:  310/342-2800


                   ALL-COMM MEDIA CORPORATION
  (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  Other Events

On June 30, 1997, in a Special Stockholders Meeting of All-Comm Media Corporation, approval was granted by a majority of the outstanding voting Common Stock to change the name of the Company to Marketing Services Group, Inc. The Nasdaq small cap market symbol will be concurrently changed to MSGI.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MARKETING SERVICES GROUP, INC.


Date: July 1, 1997       By: /s/ Scott Anderson
                         Name:  Scott Anderson
                         Title: Chief Financial Officer








EXHIBIT INDEX

Exhibit Number           Description

10.1                     Press Release dated July 1, 1997






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